                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 11, 2001

                                 Razorfish, Inc.
                                 ---------------

             (exact name of registrant as specified in its charter)


        Delaware                       000-25847                 13-3804503
        --------                       ---------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

107 Grand Street, New York, New York                                10013
-----------------------------------------------------             ----------
(Address of principal executive offices)                          (zip code)

       Registrant's Telephone Number, including Area Code: (212) 966-5960
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 2.  Acquisitions or Disposition of Assets

         On December 13, 2001, Razorfish, Inc. announced that it had agreed to divest its European operations. (The press release related to this announcement is filed as Exhibit 99 to our current report on Form 8-K dated December 13,
2001). The divestiture of Razorfish's European operations was completed as follows:

o Razorfish, Inc. ("Seller") entered into a share purchase agreement, dated December 12, 2001, with Razorish AB ("AB" or "Purchaser") to sell all of the issued shares of Qb International Holding AB ("Qb") to the Purchaser for $1 (the "Sale"). Prior to the Sale, Qb was a wholly owned subsidiary of the Seller and comprised a portion of the Seller's operations in Sweden. Post-Sale, all of the Seller's operations in Sweden are consolidated under its wholly owned subsidiary, AB.

o Razorfish, Inc. ("Seller") entered into a share purchase agreement, dated December 12, 2001, with Startplattan 71274 AB, an entity which is partially owned by Per Jauring, the former Managing Director of the Seller's Swedish operations, ("Purchaser") to sell all of the issued shares of Razorfish AB ("AB") to the Purchaser for $1 (the "Sale"). Prior to the Sale, AB was a wholly owned subsidiary of the Seller and comprised all of the Seller's operations in Sweden, Norway and Hamburg, Germany.

o Razorfish, Inc. ("Seller") entered into two related share purchase agreements, dated December 11, 2001 with Stefan Hetges and Andrea Borgato, who were both former management members in the Seller's German operations, ("Purchasers") to sell 50% of the issued shares of UH 107 Verwaltungs GmbH ("UH 107") to each of the two Purchasers for DM 1 each (the "Sale"). Prior to the Sale, UH 107 was a wholly owned subsidiary of the Seller and comprised all of the Seller's operations in Frankfurt and Munich, Germany.

o        Reportsent Limited, a wholly owned subsidiary of Razorfish, Inc.
         ("Seller") entered into a share purchase agreement, dated December 11, 2001 with A.R.T. Impex BV ("Purchaser") to sell all of the issued shares of Razorfish BV ("BV") to the Purchaser for $1 (the "Agreement"). BV is a wholly owned subsidiary of the Seller and is comprised of the Seller's operations in The Netherlands. The Agreement was conditional on an event occurring by 12:00 pm EST on December 17, 2001. This event did not occur by the designated contractual time, so the Agreement terminated at that time. Razorfish, Inc. has filed to liquidate BV with the appropriate court in Amsterdam.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired.
                  Not applicable.

         (b) Pro Forma Financial Information.




                         PRO FORMA FINANCIAL INFORMATION
                         -------------------------------



On December 13, 2001, Razorfish, Inc. announced that it had agreed to divest its European operations. As described in Item 2 to this Form 8-K, the divestiture was completed through various share purchase agreements for the Company's operations in Sweden, Norway and Germany and through the liquidation of the Company's operations in The Netherlands (the "Divestiture"). The unaudited pro forma consolidated statements of operations assume that the Divestiture as well as the liquidation of Razorfish Inc.'s operations in the United Kingdom, Italy and Finland prior to September 30, 2001 had taken place at the beginning of the corresponding periods presented. The unaudited pro forma consolidated balance sheet assumes the Divestiture had taken place at September 30, 2001. The following unaudited pro forma financial information is presented:

1.  Pro Forma Consolidated Balance Sheet as of September 30, 2001

2. Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2001

3. Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000

This unaudited pro forma information does not purport to be indicative of the results of operations that would have been obtained if the Divestiture had occurred at the beginning of the periods presented, and is not intended to be a projection of future results. This information should be read in conjunction with the audited consolidated financial statements of Razorfish, Inc., and subsidiaries as of and for the year ended December 31, 2000.

                                 RAZORFISH, INC.
                      Pro Forma Consolidated Balance Sheet
                               September 30, 2001
                                 (in thousands)
                                   (unaudited)

                                                   Razorfish, Inc.    Divestiture       Pro Forma
                                                   ---------------    -----------       ---------

ASSETS:                                                                  (A)
Current Assets:
    Cash and cash equivalents                      $        10,283    $    (3,276)      $   7,007
    Accounts receivable, net                                12,442         (4,542)          7,900
    Unbilled revenues                                        1,853            (67)          1,786
    Other current assets                                     3,107         (2,639)            468
                                                   ---------------    -----------       ---------
          Total current assets                              27,685        (10,524)         17,161

Property & equipment, net                                    5,556         (3,824)          1,732
Other assets                                                 5,765              -           5,765
                                                   ---------------    -----------       ---------
          Total assets                             $        39,006    $   (14,348)      $  24,658
                                                   ===============    ===========       =========

LIABILITIES & STOCKHOLDERS' EQUITY:

Current Liabilities:
    Accounts payable & accrued expenses            $        29,219    $    (7,147)      $  22,072
    Deferred revenue                                           970           (290)            680
    Other current liabilities                                  905           (203)            702
                                                   ---------------    -----------       ---------
          Total current liabilities                         31,094         (7,640)         23,454

Long-term obligations                                       14,233         (3,546)         10,687
                                                   ---------------    -----------       ---------
          Total liabilities                                 45,327        (11,186)         34,141

Stockholders' Equity

    Common stock                                             1,030              -           1,030
    Additional paid-in capital                             323,915              -         323,915
    Deferred compensation                                     (475)             -            (475)
    Accumulated other comprehensive income                  (2,696)         2,696               -
    Retained earnings (deficit)                           (327,507)        (5,858) (B)   (333,365)
    Treasury stock                                            (588)             -            (588)
                                                   ---------------    -----------       ---------

          Total stockholders' equity                        (6,321)        (3,162)         (9,483)
                                                   ---------------    -----------       ---------

          Total liabilities & stockholders'
            equity                                 $        39,006    $   (14,348)      $  24,658
                                                   ===============    ===========       =========

Notes to Consolidated Pro Forma Balance Sheet
---------------------------------------------

(A) Elimination of assets and liabilities associated with divested entities, as more fully described under Item 2 of this Form 8-K.

(B) Recognition of the loss on the sale of the stock of the divested entities, as more fully described under Item 2 of this Form 8-K.

                                 RAZORFISH, INC.
                 Pro Forma Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 2001
                      (in thousands except per share data)
                                   (unaudited)

                                                   Razorfish, Inc.      Divestiture      Adjustments          Pro Forma
                                                   ---------------      -----------      -----------          ---------

                                                                              (A)
Revenues                                           $        90,395      $   (23,243)     $   (12,839) (B)     $  54,313
Project personnel costs                                     59,717          (15,446)          (9,907) (B)        34,364
                                                   ---------------      -----------      -----------          ---------

    Gross profit                                            30,678           (7,797)          (2,932)            19,949

    Sales and marketing                                      7,466           (1,384)          (1,012) (B)         5,070
    General and administrative                              43,462           (9,528)          (5,384) (B)        28,550
    Non-cash compensation expense                              440                -                -                440
    Restructuring costs                                     95,224          (19,427)         (22,139) (B)        53,658
    Impairment loss                                         60,116          (31,400)               -  (C)        28,716
    Amortization of intangibles                              1,759             (984)             (27) (D)           748
                                                   ---------------      -----------      -----------          ---------


Income / (loss) from operations                           (177,789)          54,926           25,630            (97,233)
Other income, net                                              775              573             (455) (B)           893
                                                   ---------------      -----------      -----------          ---------

    Income / (loss) before income taxes                   (177,014)          55,499           25,175            (96,340)
Provision for / (benefit from) income taxes                    (74)             (64)             138  (B)             -
                                                   ---------------      -----------      -----------          ---------

    Net income / (loss)                            $      (176,940)     $    55,563      $    25,037          $ (96,340)
                                                   ===============      ===========      ===========          =========

Earnings per share:
    Basic                                          $         (1.78)                                           $   (0.97)
                                                   ===============                                            =========

    Diluted                                        $         (1.78)                                           $   (0.97)
                                                   ===============                                            =========

Weighted average shares outstanding:

    Basic                                                   99,248                                               99,248
    Diluted                                                 99,248                                               99,248



Notes to Consolidated Pro Forma Statement of Operations
-------------------------------------------------------

(A) Elimination of historical operating results of divested entities, as more fully described under Item 2 of this Form 8-K.

(B) Elimination of historical operating results of The United Kingdom, Italy and Finland operations which were divested prior to September 30, 2001.

(C) Elimination of impairment loss associated with divested entities.

(D) Elimination of goodwill amortization associated with divested entities.

                                 RAZORFISH, INC.
                       Pro Forma Consolidated Statement of
                          Operations For the Year Ended
                         December 31, 2000 (in thousands
                             except per share data)
                                   (unaudited)




                                                 Razorfish, Inc.     Divestiture      Adjustments            Pro Forma
                                                 ---------------     -----------      -----------            ---------
                                                                          (A)
Revenues                                         $       267,857     $   (46,274)     $   (41,901)  (B)      $ 179,682
Project personnel costs                                  147,936         (26,924)         (22,791)  (B)         98,221
                                                 ---------------     -----------      -----------            ---------
    Gross profit                                         119,921         (19,350)         (19,110)              81,461

    Sales and marketing                                   22,450          (3,327)          (1,730)  (B)         17,393
    General and administrative                            88,059         (17,286)         (12,835)  (B)         57,938
    Provision for doubtful accounts                       21,646          (3,700)          (1,832)  (B)         16,114
    Restructuring costs                                    2,416          (1,602)            (236)  (B)            578
    Impairment loss                                      126,000         (48,300)         (34,300)  (C)         43.400
    Amortization of intangibles                            8,876          (3,203)          (2,164)  (D)          3,509
                                                 ---------------     -----------      -----------            ---------

Income / (loss) from operations                         (149,526)         58,068           33,987              (57,471)
Other income, net                                          3,550            (268)            (114)  (B)          3,168
                                                 ---------------     -----------      -----------            ---------

    Income / (loss) before income taxes                 (145,976)         57,800           33,873              (54,303)
Provision for / (benefit from) income taxes                2,874            (188)          (2,179)  (B)            507
                                                 ---------------     -----------      -----------            ---------

    Net income / (loss)                          $      (148,850)    $    57,988      $    36,052            $ (54,810)
                                                 ===============     ============     ===========            =========
Earnings per share:
    Basic                                        $         (1.59)                                            $   (0.58)
                                                 ===============                                             =========
    Diluted                                      $         (1.59)                                            $   (0.58)
                                                 ===============                                             =========

Weighted average shares outstanding:

    Basic                                                 93,707                                                93,707
    Diluted                                               93,707                                                93,707


Notes to Consolidated Pro Forma Statement of Operations
-------------------------------------------------------

(A) Elimination of historical operating results of divested entities, as more fully described under Item 2 of this Form 8-K.

(B) Elimination of historical operating results of The United Kingdom, Italy and Finland operations which were divested prior to September 30, 2001.

(C) Elimination of impairment loss associated with divested entities.

(D) Elimination of goodwill amortization associated with divested entities.

(c) Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
----------                                   -----------

 2.1 Share Purchase Agreement dated December 12, 2001 between Razorfish, Inc. (seller) and Razorfish AB (purchaser) for the sale and purchase of all of the issued shares of Qb International Holding AB

 2.2 Share Purchase Agreement, dated December 12, 2001 between Razorfish, Inc. (seller) and Startplatten 71274 AB (purchaser) for the sale and purchase of all of the issued shares of Razorfish AB

 2.3 Share Purchase Agreement, dated December 11, 2001 between Razorfish, Inc. (seller) and Stefan Hetges (purchaser) for the sale and purchase of 50% of the issued shares of UH 107 Verwaltungs GmbH

 2.4 Share Purchase Agreement, dated December 11, 2001 between Razorfish, Inc. (seller) and Andrea Borgato (purchaser) for the sale and purchase of 50% of the issued shares of UH 107 Verwaltungs GmbH

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RAZORFISH, INC.
                                      (Registrant)

Dated: December 20, 2001              By:        /s/ Jean-Philippe Maheu
                                             ---------------------------------
                                             Name:     Jean-Philippe Maheu
                                             Title:    Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                                  Description
-----------                                  -----------
 2.1 Share Purchase Agreement dated December 12, 2001 between Razorfish, Inc. (seller) and Razorfish AB (purchaser) for the sale and purchase of all of the issued shares of Qb International Holding AB

 2.2 Share Purchase Agreement, dated December 12, 2001 between Razorfish, Inc. (seller) and Startplatten 71274 AB (purchaser) for the sale and purchase of all of the issued shares of Razorfish AB

 2.3 Share Purchase Agreement, dated December 11, 2001 between Razorfish, Inc. (seller) and Stefan Hetges (purchaser) for the sale and purchase of 50% of the issued shares of UH 107 Verwaltungs GmbH

 2.4 Share Purchase Agreement, dated December 11, 2001 between Razorfish, Inc. (seller) and Andrea Borgato (purchaser) for the sale and purchase of 50% of the issued shares of UH 107 Verwaltungs GmbH